Shareholders’ Equity	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Shareholders’ Equity

8. Shareholders’ Equity

Initial Public Offering

On October 2, 2017, the Company closed its IPO of ADSs.  In the IPO, the Company sold an aggregate of 6,164,000 ADSs representing the same number of ordinary shares at a public offering price of $14.00 per ADS, including the full exercise by the underwriters of their option to purchase additional ADSs. Net proceeds were approximately $77.4 million, after deducting underwriting discounts and commissions and offering expenses paid by the Company of $2.9 million. Upon the closing of the IPO, each separate class of ordinary shares of Nightstar Therapeutics plc was converted into a single class of ordinary shares of Nightstar Therapeutics plc as described further below.

Corporate Reorganization

On September 11, 2017, all shareholders of NSL exchanged each of the ordinary shares of different classes held by them for the same number and class of newly issued ordinary shares of Nightstar Therapeutics Limited and, as a result, NSL became a wholly-owned subsidiary of Nightstar Therapeutics Limited on that date. On September 15, 2017, Nightstar Therapeutics re-registered as a public limited company and was renamed Nightstar Therapeutics plc.

Ordinary Shares

Each holder of ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and declared by the shareholders.  The Company has not declared any dividends since its inception.